Exhibit 99.2

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

            THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "First Amendment") is made this 25th day of September, 2005, by and between SCHICK TECHNOLOGIES, INC., a Delaware corporation ("Schick" or the "Company"), GREYSTONE FUNDING CORPORATION, a Virginia corporation ("Greystone") and Jeffrey Slovin, an individual resident of New York, New York ("Slovin") (individually, a "Holder" and, collectively, the "Holders"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Original Agreement (as defined below).

            WHEREAS, the Company and Greystone entered into a Registration Rights Agreement , dated as of December 27, 1999 (the "Original Agreement");

            WHEREAS, on December 27, 1999, Greystone assigned a portion of the securities to which the Original Agreement relates to Slovin, whereby Slovin became a party to the Original Agreement;

            WHEREAS, the Company and DVI Financial Services, Inc. ("DVI") entered into a Registration Rights Agreement dated March 15, 2000 (the "DVI Registration Agreement"), in respect of certain securities held by DVI (the "DVI Securities");

            WHEREAS, on or about September 1, 2000, DVI assigned the DVI Securities to Greystone, and Greystone reassigned a portion of the DVI Securities to Slovin, whereby Greystone and Slovin became successors to DVI under the DVI Registration Agreement;

            WHEREAS, the Company is entering into an Exchange Agreement (the "Exchange Agreement") with Sirona Holdings Luxco S.C.A, a societe en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg ("Luxco"), and Blitz 05-118 GmbH, a corporation organized under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH ("Sirona"), regarding the business combination of the Company and Sirona;

            WHEREAS, in connection with the transactions (the "Exchange Transactions") contemplated by the Exchange Agreement, the Company will enter into a Registration Agreement (the "Luxco Registration Agreement") with Luxco to, among other things, grant Luxco registration rights in respect of the securities of the Company (the "Luxco Securities") to be issued to Luxco in the Exchange Transactions; and

            WHEREAS, the parties to this First Amendment wish to amend certain provisions of the Original Agreement to reflect, among other things, the registration rights granted to Luxco in the Luxco Registration Agreement and to harmonize the provisions of the Original Agreement, the DVI Registration Agreement and the Luxco Registration Agreement.
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            NOW, THEREFORE, it is agreed:

            1. The defined terms in the recitals of this First Amendment shall be added to Section 1.1 "Definitions" of the Original Agreement.


            2. The following section shall be added after the end of Section 2.1(c) of the Original Agreement:

            "(d) Except for Luxco Securities and DVI Securities required to be included in a Shelf Registration pursuant to the Luxco Registration Agreement and the DVI Registration Agreement, respectively, the Company shall not include in a Shelf Registration any securities which are not Registrable Securities without the prior written consent of the Holders. If a Shelf Registration is an underwritten Public Offering and the managing underwriters determine that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall include in such registration, prior to the inclusion of any securities which are not Registrable Securities, Luxco Securities or DVI Securities, the number of Registrable Securities, Luxco Securities and DVI Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities, Luxco Securities and DVI Securities owned by each such holder."

            3. The following sentence shall be added at the end of Section 2.3 of the Original Agreement: "No holder of Registrable Securities shall effect any public sale or distribution (including a sale pursuant to Rule 144 under the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and the 180-day period beginning on the effective date of, any underwritten Public Offering in which Registrable Securities are included (except as part of such underwritten Public Offering), unless the underwriters managing the Public Offering otherwise agree."

            4. Section 2.5 of the Original Agreement shall be amended and restated as follows:

            "Section 2.5 Registration Expenses. (a) Subject to Section 2.5(b) below, all expenses, other than underwriting discounts and commissions, incident to the Company's performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system; provided, however, that the Company shall not be required to pay for any expenses of any registration begun pursuant to Section
2.1 if the registration request is subsequently withdrawn at the request of the Holder(s) of the Registrable Securities to be registered (in which case all participating Holder(s) shall bear such expenses).

            (b) In connection with each Shelf Registration and each Piggyback Registration (as defined below), the Company shall reimburse the holders of all securities included in such registration for the reasonable fees and disbursements of one counsel chosen collectively by such holders.

            (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

            5. Section 2.6(b) of the Original Agreement shall be amended and restated as follows:

            "(b) If the registration under this Section 2.6 (a "Piggyback Registration") is for a registered Public Offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to subsection 2.6(a)(i). In such event, the right of the Holder to registration pursuant to this Section 2.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. Should the Holder propose to distribute his securities through such underwriting, he shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in a form agreed upon between the Company and the underwriter or underwriters selected for such underwriting by the Company. If the Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Notwithstanding any other provision of this Section 2.6, if a managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise the Holder and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights , and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among the Holder and other holders as follows:

            (i) Primary Registrations. If the Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities, the Luxco Securities and the DVI Securities requested to be included in such registration, pro rata among the holders on the basis of the number of shares owned by each such holder, and
(iii) third, other securities requested to be included in such registration.

            (ii) Secondary Registrations. If the Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, then the Company shall include in such registration (i) first, the securities (other than Registrable Securities, Luxco Securities and DVI Securities) requested to be included therein by the holders requesting such registration pursuant to demand registration rights, (ii) second, the Registrable Securities, the Luxco Securities and the DVI Securities requested to be included in such registration, pro rata among the holders of Registrable Securities, Luxco Securities and DVI Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration pursuant to piggyback registration rights or otherwise."

            6. Section 2.6(c) of the Original Agreement shall be deleted in its entirety.

            7. The following sentence shall be added at the end of Section 4.1 of the Original Agreement: "Notwithstanding the foregoing, no rights under this Agreement shall be assigned to any Holder that is a tax-exempt organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended."

            8. The following section shall be added after the end of Section 4.2(b) of the Original Agreement:

                  "(c) The Company shall not amend, waive or modify the terms and conditions of Section 1(d), 2(c) or 2(d) of the Luxco Registration Agreement or the DVI Registration Agreement without the prior written consent of the holders of a majority of the Registrable Securities."

            9. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provisions of the Original Agreement. The amendments set forth in Sections 2, 3, 4, 5, 6 and 8 hereof shall be effective on and after the date of the Luxco Registration Agreement and shall cease to be effective in the event of the termination of the Exchange Agreement.

            10. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

            11. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.


                                           SCHICK TECHNOLOGIES, INC.


                                           ------------------------------------
                                           By:    Zvi Raskin
                                           Title: Secretary and General Counsel

                                           GREYSTONE FUNDING CORPORATION


                                           ------------------------------------
                                           By:    Stephen Rosenberg
                                           Title: President



                                           ------------------------------------
                                           Jeffrey Slovin